UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under §240.14a-12

Karyopharm Therapeutics Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 24, 2023. Your Vote Counts! KARYOPHARM THERAPEUTICS INC. 2023 Annual Meeting May 24, 2023 9:00 a.m. Eastern Time Virtual Meeting Site: www.virtualshareholdermeeting.com/KPTI2023 Logo Karyopharm Therapeutics KARYOPHARM THERAPEUTICS INC ATTN: SECRETARY 85 WELLS AVENUE 2ND FLOOR NEWTON, MA 02459 V08048-P88398 You invested in KARYOPHARM THERAPEUTICS INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. Get informed before you vote View the Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by submitting a request prior to May 10, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.proxyvote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy of the material(s). Logo To view the proxy materials and to vote, visit www.proxyvote.com Control # Smartphone users Point your camera here and vote without entering a control number Logo Vote in Advance of the Meeting Vote by May 23, 2023 11:59 p.m. Eastern Time Visit www.proxyvote.com Vote Virtually at the Meeting* Vote on May 24, 2023 9:00 a.m. Eastern Time Visit www.virtualshareholdermeeting.com/KPTI2023 *Please check the meeting materials for any special requirements for meeting attendance. V1.1

Vote at www.proxyvote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommend 1. To elect the following three Class I director nominees: 1) Barry E. Greene 2) Mansoor Raza Mirza, M.D. 3) Christy J. Oliger For 2. To approve an amendment to the Karyopharm Therapeutics Inc. 2022 Equity Incentive Plan to increase the number of shares of our common stock available for issuance by 5,000,000 shares. For 3. To approve the amendment and restatement of the Karyopharm Therapeutics Inc. 2013 Employee Stock Purchase Plan. For 4. To approve an amendment to the Karyopharm Therapeutics Inc. Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of our common stock from 200,000,000 to 400,000,000. For 5. To approve an amendment to the Karyopharm Therapeutics Inc. Restated Certificate of Incorporation, as amended, to reflect new Delaware law provisions regarding officer exculpation. For 6. To approve, on an advisory basis, the compensation of Karyopharm’s named executive officers. For 7. To ratify the appointment of Ernst & Young LLP as Karyopharm’s independent registered public accounting firm for the year ending December 31, 2023. For In their discretion, the proxies are authorized to vote upon such other matters as may be properly brought before the meeting or any adjournments or postponements thereof. Prefer to receive an email instead? While voting on www.proxyvote.com, be sure to click “Delivery Settings”. V08049-P88398